UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34470 (Commission File Number)	20-5001120 (I.R.S. Employer Identification No.)

600 West Chicago Avenue
Suite 725
Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(800) 354-7993

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                         Regulation FD*

On May 13, 2014, Echo Global Logistics, Inc. issued a press release announcing the acquisition of One Stop Logistics, Inc. as well as revised guidance for the 2014 fiscal year. A copy of this press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

 Item 9.01                                      Financial Statements and Exhibits.

(d)                                                   Exhibits:

Exhibit No.	Description
99.1*	Press Release dated May 13, 2014.

*The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: May 14, 2014	By:	/s/ Kyle Sauers
	Name:	Kyle Sauers
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated May 13, 2014

*The information in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.